Schedule A

to

Participation Agreement

Between

Transamerica Series Trust

and

Transamerica Life Insurance Company

Transamerica Financial Life Insurance Company

Dated

May 1, 2013

ACCOUNTS, CONTRACTS, FUNDS

EFFECTIVE AS OF May 1, 2024

Name of Account
Merrill Lynch Life Variable Annuity Separate Account A
Merrill Lynch Life Variable Annuity Separate Account B
Merrill Lynch Life Variable Annuity Separate Account C
ML of New York Variable Annuity Separate Account A
ML of New York Variable Annuity Separate Account B
ML of New York Variable Annuity Separate Account C
PFL Corporate Account One
Retirement Builder Variable Annuity Account
Separate Account Fund B
Separate Account Fund C
Separate Account VA-2L
Separate Account VA-2LNY
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VA-8
Separate Account VA AA
Separate Account VA B
Separate Account VA BNY
Separate Account VA CC
Separate Account VA DD
Separate Account VA HH
Separate Account VA Q
Separate Account VA QNY
Separate Account VA U
Separate Account VA V
Separate Account VL
Separate Account VUL-1
Separate Account VUL-2
Separate Account VUL-3
Separate Account VUL-5
Separate Account VUL-6
TFLIC Separate Account B
TFLIC Separate Account C
TFLIC Series Annuity Account
TFLIC Series Life Account
TFLIC Separate Account VNY

WRL Series Annuity Account
WRL Series Annuity Account B
WRL Series Life Account

Name of Contract
Advantage V
Advantage VI
Advisor’s Edge Select® Variable Annuity
Advisor’s Edge® Variable Annuity
Advisor’s Edge® Variable Annuity (NY)
Advisor’s Edge® Variable Annuity (NY) (Original)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
DWS Personal Pension Variable Annuity
Fund B
Fund C
Huntington Allstar SelectSM Variable Annuity
Immediate Income BuilderSM II Variable Annuity
Income Elite® Variable Annuity
Income Elite® Variable Annuity (NY)
Janus Annuity Variable Annuity
MEMBERS® ExtraSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
MEMBERS® Variable Annuity Series
Merrill Lynch Investor Choice AnnuitySM (Investor Series) Variable Annuity
Merrill Lynch Investor Choice AnnuitySM (Investor Series) Variable Annuity (NY)
Merrill Lynch Consults Annuity® Variable Annuity
Merrill Lynch Consults AnnuitySM Variable Annuity (NY)
Merrill Lynch Retirement PlusSM Variable Annuity
Merrill Lynch Retirement PlusSM Variable Annuity (NY)
Merrill Lynch Retirement PowerSM Variable Annuity
Merrill Lynch Retirement PowerSM Variable Annuity (NY)
Merrill Lynch Retirement OptimizerSM Variable Annuity
Merrill Lynch Retirement OptimizerSM Variable Annuity (NY)
Partners Variable Annuity Series®
Partners Variable Annuity Series® (NY)
Portfolio SelectSM Variable Annuity
Premier Asset BuilderSM Variable Annuity
Prism Variable Annuity (A & B Units)
Prism Variable Annuity (NY)
Privilege SelectSM Variable Annuity
Retirement Income Builder® BAI Variable Annuity
Retirement Income Builder® II Variable Annuity
Retirement Income Builder® Variable Annuity
SecurePathSM Variable Annuity
SecurePathSM NY Variable Annuity
TFLIC Financial Freedom Builder
TFLIC Freedom Elite Builder
TFLIC Freedom Elite Builder II
TFLIC Freedom PremierSM Variable Annuity
TFLIC Freedom Wealth Protector
TFLIC Journey NY
The Atlas Portfolio BuilderSM Variable Annuity
The One® Income AnnuitySM Variable Annuity

TransAccumulator®
TransAccumulator® II
Transamerica Access Variable Annuity
Transamerica Advisor EliteSM II Variable Annuity
Transamerica Advisor EliteSM II Variable Annuity (NY)
Transamerica Advisor EliteSM Variable Annuity
Transamerica Advisory Annuity Variable Annuity
Transamerica Advisory Annuity Variable Annuity (NY)
Transamerica Associate Freedom Elite Builder
Transamerica AxiomSM II Variable Annuity
Transamerica AxiomSM II Variable Annuity (NY)
Transamerica AxiomSM III Variable Annuity
Transamerica AxiomSM III Variable Annuity (NY)
Transamerica AxiomSM Variable Annuity
Transamerica AxiomSM NY Variable Annuity
Transamerica B-Share Variable Annuity
Transamerica B-Share Variable Annuity (NY)
Transamerica Bounty® Variable Annuity
Transamerica CatalystSM Variable Annuity
Transamerica Classic® Variable Annuity
Transamerica Classic® NY Variable Annuity
Transamerica Elite®
Transamerica ExtraSM Variable Annuity
Transamerica® Freedom Elite Builder II
Transamerica FreedomSM Variable Annuity
Transamerica I-Share II Variable Annuity
Transamerica I-Share II Variable Annuity (NY)
Transamerica Income Elite® II Variable Annuity
Transamerica Income Elite® II Variable Annuity (NY)
Transamerica Inspire® Variable Annuity
Transamerica Inspire® Variable Annuity (NY)
Transamerica Journey®
Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
Transamerica LibertySM Variable Annuity
Transamerica LibertySM NY Variable Annuity
Transamerica Lineage®
Transamerica Opportunity BuilderSM Variable Annuity
Transamerica Preferred AdvantageSM Variable Annuity
Transamerica PrincipiumSM II Variable Annuity
Transamerica PrincipiumSM II Variable Annuity (NY)
Transamerica PrincipiumSM III Variable Annuity
Transamerica PrincipiumSM III Variable Annuity (NY)
Transamerica PrincipiumSM IV Variable Annuity
Transamerica PrincipiumSM IV Variable Annuity (NY)
Transamerica PrincipiumSM Variable Annuity
Transamerica Retirement Income Plus® Variable Annuity
Transamerica Retirement Income Plus® Variable Annuity (NY)
Transamerica Traditions Variable Annuity
Transamerica Tribute®
Transamerica Value Variable AnnuitySM
Transamerica Value Variable AnnuitySM (NY)
Transamerica Variable Annuity Series
Transamerica Variable Annuity Series (NY)
Transamerica Variable Annuity I-Share
Transamerica Variable Annuity I-Share (NY)

Transamerica Variable Annuity O-Share
Transamerica Variable Annuity O-Share (NY)
Transamerica® Xcelerator Exec
TransEquity®
TransEquity® II
TransMark Optimum ChoiceSM Variable Annuity
TransUltra®
WRL – The Equity Protector
WRL Financial Freedom Builder
WRL ForLife
WRL Freedom Access® Variable Annuity
WRL FreedomSM Advisor Variable Annuity
WRL Freedom AttainerSM Variable Annuity
WRL Freedom BellwetherSM Variable Annuity
WRL Freedom ConquerorSM Variable Annuity
WRL Freedom Elite
WRL Freedom Elite Advisor
WRL Freedom Elite Builder
WRL Freedom EnhancerSM Variable Annuity
WRL Freedom Equity Protector
WRL FreedomSM Multiple Variable Annuity
WRL Freedom Premier® III Variable Annuity
WRL Freedom Premier® Variable Annuity
WRL Freedom SP Plus
WRL FreedomSM Variable Annuity
WRL Freedom Wealth Creator® Variable Annuity
WRL Freedom Wealth Protector
WRL Xcelerator and Xcelerator Focus

Name of Fund
Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.
Transamerica 60/40 Allocation VP (Currently not offering Initial Class Shares)
Transamerica Aegon Bond VP
Transamerica Aegon Core Bond VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Sustainable Equity Income VP
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP (Currently not offering Initial Class Shares)
Transamerica BlackRock Government Money Market VP
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)
Transamerica BlackRock iShares Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)
Transamerica BlackRock iShares Edge 40 VP
Transamerica BlackRock iShares Edge 50 VP (Currently not offering Initial Class Shares)
Transamerica BlackRock iShares Edge 75 VP (Currently not offering Initial Class Shares)
Transamerica BlackRock iShares Edge 100 VP (Currently not offering Initial Class Shares)
Transamerica BlackRock iShares Tactical – Balanced VP
Transamerica BlackRock iShares Tactical – Conservative VP
Transamerica BlackRock iShares Tactical – Growth VP
Transamerica BlackRock Real Estate Securities VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Goldman Sachs 70/30 VP (Currently not offering Initial Class Shares)
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Transamerica Great Lakes Advisors Large Cap Value VP
Transamerica International Focus VP
Transamerica Janus Balanced VP
Transamerica Janus Mid-Cap Growth VP
Transamerica JPMorgan Asset Allocation – Conservative VP
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan International Moderate Growth VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)
Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)
Transamerica Morgan Stanley Capital Growth VP (Currently not offering Service Class Shares)
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (Currently not offering Initial Class Shares)
Transamerica Morgan Stanley Global Allocation VP
Transamerica MSCI EAFE Index VP
Transamerica Multi-Managed Balanced VP
Transamerica PineBridge Inflation Opportunities VP (Currently not offering Initial Class Shares)
Transamerica ProFund UltraBear Fund VP (Currently not offering Initial Class Shares)
Transamerica S&P 500 Index VP
Transamerica Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TSW International Equity VP
Transamerica TSW Mid Cap Value Opportunities VP
Transamerica WMC US Growth VP